Exhibit 99.1

Zedge Announces Third Quarter Fiscal 2024 Results

14% total revenue growth and 35% subscription revenue growth

New York, NY – June 10, 2024: Zedge, Inc. (NYSE AMERICAN: ZDGE), a leader in building digital marketplaces and friendly competitive games around content that people use to express themselves, today announced results for its third quarter of fiscal 2024, ended April 30, 2024.

“Revenue growth accelerated from last quarter as advertising and subscription revenue showed strong growth across Zedge Marketplace’s Android and iOS offerings,” said Jonathan Reich, Zedge’s chief executive officer. “I’m especially encouraged that we followed up record quarterly revenue in Q2 with record Q3 revenue and that we did not see the customary post-holiday hangover. Our work to optimize our advertising stack continues to pay off, and iOS subscription revenue was up more than 11% sequentially. When combined with record Zedge Premium Gross Transaction Value1, which was up more than 44% from last year, we achieved record ARPMAU1 with 40% year-over-year growth.”

Third Quarter Highlights (fiscal 2024 versus fiscal 2023)

●	Revenue increased 13.8% to $7.7 million;

●	GAAP operating loss of ($0.1) million, compared to ($8.4) million;

o	GAAP operating loss for the third quarter of 2023 included an $8.7 million non-cash write-down of goodwill;

●	GAAP net income (loss) and earnings (loss) per share were $0.1 million and $0.01 compared to ($7.7) million and ($0.55), respectively, including the impact of the writedown in 2023:

●	Non-GAAP net income[2] and EPS[2] were $0.5 million and $0.03 compared to $0.3 million and $0.02, respectively;

●	Adjusted EBITDA[2] of $0.9 million;

●	Zedge Premium Gross Transaction Value[1], or GTV, increased 44.4% to $0.59 million.

Third Quarter Select Financial Metrics: FY24 versus FY23*

(in $M except for EPS)	Q3 ’24	Q3 ’23	Change	FY24 YTD	FY23 YTD	Change
Total Revenue	$7.7	$6.7	13.8%	$22.5	$20.6	9.2%
Advertising Revenue	$5.5	$4.6	19.4%	$15.9	$13.7	16.0%
Digital goods and services	$0.9	$1.1	-20.3%	$2.7	$3.7	-25.5%
Subscription Revenue	$1.1	$0.8	34.9%	$3.2	$2.6	22.6%
Other Revenue	$0.2	$0.2	-11.2%	$0.7	$0.7	9.0%
GAAP Operating Loss	$(0.1)	$(8.4)	nm	$(11.7)	$(7.2)	nm
Operating Margin	-1.7%	-125.1%		-52.2%	-34.7%
GAAP Net Income (Loss)	$0.1	$(7.7)	nm	$(9.1)	$(6.3)	nm
GAAP Diluted Earnings (Loss) Per Share	$0.01	$(0.55)	nm	$(0.65)	$(0.45)	nm
Non-GAAP Net Income	$0.5	$0.3	59.7%	$1.5	$1.3	13.3%
Non- GAAP Diluted EPS	$0.03	$0.02	54.0%	$0.11	$0.09	14.9%
Adjusted EBITDA	$0.9	$1.7	-50.0%	$3.9	$4.1	-3.8%
Cash Flow from Operations	$2.3	$1.6	44.5%	$5.2	$2.7	87.9%

nm = not measurable/meaningful

*	numbers may not add due to rounding

Select Zedge Marketplace Metrics: FY24 versus FY23*

(in MM except for ARPMAU and where noted)	Q3 ’24	Q3 ’23	Change
Total Installs - Cumulative	660.9	609.0	8.5%
MAU	27.7	32.0	-13.4%
Well-developed Markets	6.0	7.2	-16.7%
Emerging Markets	21.7	24.8	-12.5%
Active Subscriptions (in 000s)	654	631	3.6%
ARPMAU	$0.074	$0.053	39.7%
Zedge Premium - Gross Transaction Value (GTV)	$0.59	$0.41	44.4%

*	numbers may not add due to rounding

Fiscal 2024 Commentary

Reich continued, “We believe we are still in the early stages of benefiting from the organizational and product changes we made in recent quarters in order to drive sustainable, profitable, long-term revenue growth. As we move forward, we expect to continue to test and optimize our paid and organic user acquisition strategies, in conjunction with introducing new features and content for existing products while innovating to bring new products to market.

“For the Zedge Marketplace, we are continuing to optimize our paid user acquisition investments for accelerating growth in both advertising and subscriptions. iOS remains a key focus here, and despite the hockey stick growth we are seeing, we remain diligent in finding ways to tap the significant potential of this market. For Emojipedia, we have a roadmap of new features and services that we plan to roll out over the next 12 months, including emoji mashups, emoji-based mini-games and other user enhancements that we believe will drive new users, increase engagement and enable monetization growth.

“GuruShots remains in transition, but I’m feeling optimistic about our initial progress and current roadmap for returning the game to growth. We recently began beta testing a fully redesigned onboarding flow in the Android app with the goal of both improving engagement and retention, as well as expanding our target market to attract a wider set of potential players. Additionally, we are introducing a new, coin-based economy in June. By transitioning to a coin-based economy with multiple virtual currencies, we can better reward all players in a controlled, bespoke manner to encourage higher engagement and in-app purchases. We believe the cumulative impact of these changes will play a key role in returning GuruShots to growth in the quarters to come.

“Overall, I’m optimistic that we are headed in the right direction across our product portfolio and believe that we will finish 2024 with strong momentum heading into fiscal 2025.”

[1]	We use the following business metrics in this release because we believe they are useful in evaluating Zedge’s operational performance.

●	Monthly active users, or MAU, captures the number of unique users that used our Zedge App during the previous 30 days of the relevant period, is useful for evaluating consumer engagement with our App, which correlates to advertising revenue as more users drive more ad impressions for sale. It also allows readers and potential advertisers to evaluate the size of our user base.

●	Zedge Premium Gross Transaction Value, or GTV, is the total dollar amount of transactions conducted through Zedge Premium. As Zedge Premium is an internal focus for growth, we believe this metric will help investors evaluate our progress in growing this part of our business.

●	Average Revenue Per Monthly Active User for our Zedge App, or ARPMAU, is useful in evaluating how well we monetize our user base.

●	An Active Subscription is a subscription that has commenced and not been canceled, including paused subscriptions and subscriptions in free trials, grace periods, or account hold. This is important because it is a source of recurring revenue.

●	Total Installs – Cumulative measures the number of times the Zedge App has been downloaded since inception.

[2]	Throughout this release, Non-GAAP Net Income, Non-GAAP EPS and Adjusted EBITDA are non-GAAP financial measures intended to provide useful information that supplement Zedge’s results in accordance with GAAP. Please refer to the Reconciliation of Non-GAAP Financial measures at the end of this release for an explanation of Zedge’s formulations of Non-GAAP Net Income, Non-GAAP EPS and Adjusted EBITDA and reconciliations to the most directly comparable GAAP measures.

Trended Financial Information*

(in $M except for EPS, ARPMAU, Paid Subscriptions)	Q123	Q223	Q323	Q423	Q124	Q224	Q324	FY22	FY23	YTD FY24
Total Revenue	$6.9	$7.0	$6.7	$6.6	$7.1	$7.8	$7.7	$26.5	$27.2	$22.5
Advertising Revenue	$4.5	$4.6	$4.6	$4.6	$4.9	$5.5	$5.5	$20.3	$18.3	$15.9
Digital goods and services	$1.3	$1.2	$1.1	$1.0	$0.9	$0.9	$0.9	$1.7	$4.6	$2.7
Subscription Revenue	$0.9	$0.9	$0.8	$0.9	$1.0	$1.1	$1.1	$3.7	$3.5	$3.2
Other Revenue	$0.2	$0.2	$0.2	$0.2	$0.2	$0.3	$0.2	$0.8	$0.8	$0.7
GAAP Operating Income (Loss)	$(0.2)	$1.5	$(8.4)	$0.2	$0.3	$(11.9)	$(0.1)	$11.8	$(6.9)	$(11.7)
GAAP Net Income (Loss)	$(0.2)	$1.6	$(7.7)	$0.2	$(0.0)	$(9.2)	$0.1	$9.7	$(6.1)	$(9.1)
GAAP Diluted Earnings (Loss) Per Share	$(0.01)	$0.11	$(0.55)	$0.01	$0.00	$(0.66)	$0.01	$0.65	$(0.44)	$(0.65)
Non GAAP Net Income	$0.2	$0.8	$0.3	$0.6	$0.5	$0.5	$0.5	$8.8	$1.9	$1.5
Non-GAAP Diluted EPS	$0.01	$0.06	$0.02	$0.04	$0.04	$0.04	$0.03	$0.59	$0.13	$0.11
Adjusted EBITDA	$1.0	$1.4	$1.7	$1.6	$1.5	$1.5	$0.9	$12.4	$5.7	$3.9
Adjusted EBITDA Margin	13.8%	20.5%	25.4%	24.2%	21.7%	19.9%	11.1%	46.6%	20.9%	17.5%
Cash Flow from Operations	$1.1	$0.0	$1.6	$0.4	$1.3	$1.6	$2.3	$11.5	$3.2	$5.2
MAU	31.9	32.2	32.0	30.9	28.5	28.7	27.7	nm	nm	nm
Well-developed Markets	7.1	7.4	7.2	6.8	6.2	6.2	6.0	nm	nm	nm
Emerging Markets	24.8	24.8	24.8	24.1	22.3	22.5	21.7	nm	nm	nm
Active Subscriptions (in 000s)	674	654	631	647	648	648	654	nm	nm	nm
ARPMAU	$0.054	$0.052	$0.053	$0.055	$0.063	$0.072	$0.074	nm	nm	nm
Zedge Premium – GTV	$0.31	$0.44	$0.41	$0.38	$0.42	$0.54	$0.59	$1.51	$1.54	$1.55

nm = not measurable/meaningful

*	numbers may not add due to rounding

Earnings Announcement and Supplemental Information

Management will host an earnings conference call beginning at 4:30 p.m. Eastern to discuss its results, outlook, and strategy, followed by a Q&A with investors.

Live Call-in Info:

Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 608154

Webcast URL: https://www.webcaster4.com/Webcast/Page/2205/50721

Replay:

Toll Free: 877-481-4010

International: 919-882-2331

Replay Passcode: 50721

About Zedge

Zedge builds digital marketplaces and friendly competitive games around content people use to express themselves. Our leading products include Zedge Ringtones and Wallpapers, a freemium digital content marketplace offering mobile phone wallpapers, video wallpapers, ringtones, notification sounds, and pAInt, a generative AI wallpaper maker; GuruShots, a skill-based photo challenge game; and Emojipedia, the #1 trusted source for ‘all things emoji’. Our vision is to enable and connect creators who enjoy friendly competitions with a community of prospective consumers in order to drive commerce. We serve 10’s of millions of active users across our offerings every month. For more information, visit: investor.zedge.net

Forward-Looking Statements

All statements above that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate,” “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors. Our filings with the SEC provide detailed information on such statements and risks and should be consulted along with this release. To the extent permitted under applicable law, we assume no obligation to update any forward-looking statements.

Contact:

Brian Siegel, IRC, MBA

Senior Managing Director

Hayden IR

(346) 396-8696

ir@zedge.net

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value data)

	April 30, 2024	July 31, 2023
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$19,925	$18,125
Trade accounts receivable	3,325	2,883
Prepaid expenses and other receivables	374	569
Total current assets	23,624	21,577
Property and equipment, net	2,357	2,186
Intangible assets, net	5,481	18,709
Goodwill	1,802	1,961
Deferred tax assets, net	4,492	1,842
Other assets	383	556
Total assets	$38,139	$46,831
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$1,155	$669
Accrued expenses and other current liabilities	3,272	2,676
Deferred revenues	1,998	2,414
Total current liabilities	6,425	5,759
Term loan, net of deferred financing costs	-	1,985
Deferred revenues--non-current	677	-
Other liabilities	135	223
Total liabilities	7,237	7,967
Commitments and contingencies (Note 9)
Stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—2,400; no shares issued and outstanding	-	-
Class A common stock, $.01 par value; authorized shares—2,600; 525 shares issued and outstanding at April 30, 2024 and July 31, 2023	5	5
Class B common stock, $.01 par value; authorized shares—40,000; 14,866 shares issued and 13,967 shares outstanding at April 30, 2024, and 14,634 shares issued and 13,801 outstanding at July 31, 2023	149	146
Additional paid-in capital	47,795	46,122
Accumulated other comprehensive loss	(1,878)	(1,537)
Accumulated deficit	(13,074)	(3,942)
Treasury stock, 899 shares at April 30, 2024 and 833 shares at July 31, 2023, at cost	(2,095)	(1,930)
Total stockholders’ equity	30,902	38,864
Total liabilities and stockholders’ equity	$38,139	$46,831

ZEDGE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2024	2023	2024	2023
Revenues	$7,658	$6,726	$22,510	$20,609
Costs and expenses:
Direct cost of revenues (excluding amortization of capitalized software and technology development costs which is included below)	455	498	1,399	1,762
Selling, general and administrative	6,752	5,016	18,773	16,713
Depreciation and amortization	583	897	2,120	2,505
Impairment of intangible assets	-	-	11,958	-
Impairment of goodwill	-	8,727	-	8,727
Change in fair value of contingent consideration	-	-	-	(1,943)
Loss from operations	(132)	(8,412)	(11,740)	(7,155)
Interest and other income, net	188	84	434	196
Net loss resulting from foreign exchange transactions	(80)	(84)	(223)	-
Loss before income taxes	(24)	(8,412)	(11,529)	(6,959)
Income tax benefit	(137)	(718)	(2,397)	(702)
Net income (loss)	$113	$(7,694)	$(9,132)	$(6,257)
Other comprehensive loss:
Changes in foreign currency translation adjustment	(224)	(214)	(341)	(321)
Total other comprehensive loss	(224)	(214)	(341)	(321)
Total comprehensive loss	$(111)	$(7,908)	$(9,473)	$(6,578)
Income (loss) per share attributable to Zedge, Inc. common stockholders:
Basic	$0.01	$(0.55)	$(0.65)	$(0.44)
Diluted	$0.01	$(0.55)	$(0.65)	$(0.44)
Weighted-average number of shares used in calculation of income (loss) per share:
Basic	14,191	14,017	14,077	14,221
Diluted	14,542	14,017	14,077	14,221

ZEDGE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Nine Months Ended April 30,
	2024	2023

Operating activities
Net loss	$(9,132)	$(6,257)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	42	44
Amortization of intangible assets	1,270	1,738
Amortization of capitalized software and technology development costs	808	723
Amortization of deferred financing costs	15	2
Stock-based compensation	1,673	1,957
Impairment charge of intangible assets	11,958	-
Impairment of investment in privately-held company	50	-
Write-off from impairment of goodwill	-	8,727
Change in fair value of contingent consideration	-	(1,943)
Deferred income taxes	(2,650)	(955)

Change in assets and liabilities:
Trade accounts receivable	(442)	(645)
Prepaid expenses and other current assets	195	(501)
Other assets	34	50
Trade accounts payable and accrued expenses	1,073	653
Deferred revenue	261	(850)
Net cash provided by operating activities	5,155	2,743
Investing activities
Final payment for asset acquisitions	-	(962)
Capitalized software and technology development costs	(993)	(1,110)
Purchase of property and equipment	(35)	(57)
Net cash used in investing activities	(1,028)	(2,129)
Financing activities
Prepayment of term loan	(2,000)	-
Proceeds from term loan payable	-	2,000
Payment of deferred financing costs	-	(18)
Proceeds from exercise of stock options	3	-
Purchase of treasury stock in connection with share buyback program and stock awards vesting	(165)	(1,454)
Net cash (used in) provided by financing activities	(2,162)	528
Effect of exchange rate changes on cash and cash equivalents	(165)	(160)
Net increase in cash and cash equivalents	1,800	982
Cash and cash equivalents at beginning of period	18,125	17,085
Cash and cash equivalents at end of period	$19,925	$18,067

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash payments made for income taxes	$80	$711
Cash payments made for interest expenses	$66	$72

Use of Non-GAAP Measures

Adjusted EBITDA, defined as earnings (loss) before interest, taxes, depreciation and amortization, stock compensation expense, transaction-related expenses and other non-recurring expenses, Adjusted EBITDA Margin, and non-GAAP net income and EPS (which adjust out stock compensation expense, transaction-related expenses and other non-recurring expenses from GAAP net income and EPS), represent measures that we believe are customarily used by investors and analysts to evaluate the financial performance of companies in addition to the GAAP measures we present. Our management also believes these measures are useful in evaluating our core operating results. However, these are not measures of financial performance under GAAP and should not be considered an alternative to net income or operating income/margin as an indicator of our operating performance or to net cash provided by operating activities as a measure of our liquidity.

Reconciliation of Adjusted EBITDA to Net (Loss) Income	Q123	Q223	Q323	Q423	Q124	Q224	Q324	FY22	FY23	YTD FY24
Net (Loss) Income	$(0.2)	$1.6	$(7.7)	$0.2	$(0.0)	$(9.2)	$0.1	$9.7	$(6.1)	$(9.1)
Excluding:
Interest and other income (expense), net	$(0.0)	$(0.1)	$(0.1)	$(0.1)	$(0.1)	$(0.2)	$(0.2)	$(0.0)	$(0.3)	$(0.4)
Provision for (benefit from) income taxes	$(0.1)	$0.1	$(0.7)	$0.2	$0.2	$(2.5)	$(0.1)	$1.9	$(0.5)	$(2.4)
Depreciation and amortization	$0.8	$0.8	$0.9	$0.8	$0.8	$0.8	$0.6	$2.0	$3.3	$2.1
EBITDA	$0.5	$2.4	$(7.6)	$1.0	$0.9	$(11.1)	$0.4	$13.5	$(3.6)	$(9.8)
Adjustments:
GuruShots acquisition related write-offs	$(0.2)	$(1.8)	$8.7	$0.0	$0.0	$12.0	$0.0	$(4.0)	$6.8	$12.0
Stock-based compensation	$0.6	$0.8	$0.6	$0.6	$0.5	$0.7	$0.5	$1.9	$2.5	$1.7
Transaction costs related to business combination	$0.0	$0.0	$0.0	$0.0	$0.2	$0.0	$0.0	$0.9	$0.0	$0.2
Adjusted EBITDA	$1.0	$1.4	$1.7	$1.6	$1.5	$1.5	$0.9	$12.4	$5.7	$3.9

*	numbers may not add due to rounding

Reconciliation of GAAP Net (Loss) Income to Non-GAAP Net Income	Q123	Q223	Q323	Q423	Q124	Q224	Q324	FY22	FY23	YTD FY24
GAAP Net (Loss) Income	$(0.2)	$1.6	$(7.7)	$0.2	$(0.0)	$(9.2)	$0.1	$9.7	$(6.1)	$(9.1)
Adjustments:
GuruShots acquisition related write-offs	$(0.2)	$(1.8)	$8.7	$0.0	$0.0	$12.0	$0.0	$(4.0)	$6.8	$12.0
Stock-based compensation	$0.6	$0.8	$0.6	$0.6	$0.5	$0.7	$0.5	$1.9	$2.5	$1.7
Transaction costs related to business combination	$0.0	$0.0	$0.0	$0.0	$0.2	$0.0	$0.0	$0.9	$0.0	$0.2
Income tax effect on non-GAAP items	$(0.1)	$0.2	$(1.3)	$(0.1)	$(0.2)	$(2.9)	$(0.1)	$0.3	$(1.3)	$(3.2)
Non-GAAP Net Income	$0.2	$0.8	$0.3	$0.6	$0.5	$0.5	$0.5	$8.8	$1.9	$1.5
Non-GAAP basic earnings per share	$0.01	$0.06	$0.02	$0.04	$0.04	$0.04	$0.03	$0.62	$0.13	$0.11
Non-GAAP diluted earnings per share	$0.01	$0.06	$0.02	$0.04	$0.04	$0.04	$0.03	$0.59	$0.13	$0.11
Weighted average shares used to compute Non-GAAP basic earnings per share	14.3	14.1	14.0	13.9	14.0	14.1	14.2	14.2	14.1	14.0
Weighted average shares used to compute Non-GAAP diluted earnings per share	14.3	14.3	14.0	13.9	14.0	14.1	14.5	14.9	14.1	14.0

*	numbers may not add due to rounding